UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2022

MODERNA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Technology Square
Cambridge, MA	02139
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (617) 714-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

This filing amends Item 5.02 of the Current Report on Form 8-K of Moderna, Inc. (the “Company”) filed on May 11, 2022 (the “Original Form 8-K”) to add the information described herein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) and (e) On May 11, 2022, the Company filed the Original Form 8-K to disclose that, on May 10, 2022, Jorge Gomez departed from the role of Chief Financial Officer of the Company and that he would be provided certain benefits under the Company’s Amended and Restated Executive Severance Plan, comprising (i) 12 months’ salary, totaling $700,000, and (ii) COBRA coverage for 12 months (the “Severance Benefits”).
This Current Report on Form 8-K/A hereby amends the Original Form 8-K to disclose that, on May 13, 2022, the Company and Mr. Gomez entered into an Executive Separation Agreement and Release (the “Separation Agreement”). Pursuant to the terms of the Separation Agreement, the Company has the right to terminate or suspend the Severance Benefits and to seek repayment of any and all payments and the value of any benefits made to Mr. Gomez or provided for his benefit under the Separation Agreement if, among other things, the Company determines in its sole discretion that Mr. Gomez is found to have engaged in any wrongdoing or is required to pay a fine, penalty or disgorgement in any investigation by Dentsply Sirona (“Dentsply”) or the Securities and Exchange Commission related to the public disclosure made by Dentsply on May 10, 2022 regarding an ongoing internal investigation into certain matters or any subsequent disclosure. In consideration for, among other terms, the Severance Benefits, Mr. Gomez agreed to a general release of claims against the Company.
The above summary is not complete and is qualified in its entirety by the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1#	Executive Separation Agreement and Release, dated May 13, 2022, between ModernaTX, Inc. and Jorge Gomez
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
# Indicates a management contract or a compensatory plan, contract or arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2022		MODERNA, INC.

	By:	/s/ Shannon Thyme Klinger
Shannon Thyme Klinger
Chief Legal Officer